Exhibit 99.1

Media Contact	Investor Contact
Joe Bass	Samantha W. Tyagi
615-743-8219	404-364-2715
joe.bass@pnfp.com	samantha.tyagi@synovus.com

Pinnacle Financial Partners announces earnings for third quarter 2026

Diluted earnings per share of $2.40 versus $2.19 in 3Q25
Adjusted diluted earnings per share of $2.69 versus $2.27 in 3Q25

ATLANTA, Oct. 21, 2026 - Pinnacle Financial Partners, Inc. (NYSE: PNFP) today reported financial results for the quarter ended Sept. 30, 2026. Net income available to common shareholders was $364 million, or $2.40 per diluted share in third quarter 2026. Excluding merger-related expenses, investment securities losses and certain other items, adjusted net income available to common shareholders was $409 million, or $2.69 per diluted share.

“Three quarters into our first year as a combined company, the pattern that built Pinnacle is intact: consistent, repeatable performance, quarter after quarter. The merger changed our size, not how we perform. Strong loan and deposit growth and outsized growth in fee income have driven double-digit diluted EPS growth year over year.  And we did it while building capital and keeping credit sound. Retention and recruiting are both ahead of plan, and clients remain loyal and committed to doing more business with us. We plan to close 2026 building on that pattern of performance,” said Pinnacle President and CEO Kevin Blair.

Third Quarter 2026 Performance
•The merger of Pinnacle Financial Partners, Inc. (“Pinnacle” or “legacy Pinnacle”) and Synovus Financial Corp. (“Synovus”) closed on Jan. 1, 2026. Reported results for Pinnacle reflect the combined organization in third quarter 2026 and second quarter 2026 and legacy Pinnacle in prior periods, unless stated otherwise. Year-over-year comparisons are significantly impacted by the merger given the magnitude of the acquired balance sheet and the effect of purchase accounting. Prior periods’ consolidated financial statements are reclassified whenever necessary to conform to the current periods’ presentation.

•Our hiring efforts remain very successful and consistent. Pinnacle added 96 experienced revenue producers during the third quarter, compared to 74 in second quarter 2026. This brings our year-to-date total to 222.
•Period-end loans were $89.8 billion at Sept. 30, 2026, up $1.7 billion or 2% from the prior quarter. The majority of the loan growth was in commercial and industrial credits and was diverse by geography and supported by specialty lending.
•Period-end deposits were $103 billion, up $2.1 billion or 2% from the prior quarter. Third quarter deposit growth reflects Pinnacle’s historical seasonal growth pattern.
•Net interest income grew 3% to $986 million in third quarter 2026. On a linked-quarter basis, the net margin declined 4 basis points to 3.40%, driven primarily by increasing deposit costs and the ongoing, wholesale-funded liquidity build, partially offset by rising securities and loan yields.
•Non-interest revenue was $326 million and adjusted non-interest revenue was $323 million in third quarter 2026. Linked-quarter adjusted non-interest revenue increased $53 million from the second quarter, driven by an increase in income from our equity-method investment in BHG, which was the result of higher production, and by a $23 million gain associated with the payoff of an equipment lease during the quarter.
•Non-interest expense was $749 million in third quarter 2026. Excluding merger-related expense and certain other items, adjusted non-interest expense was $690 million, up 4% on a linked-quarter basis, with increased employment expense primarily driven by a true-up to the annual incentive accrual for revenue and EPS growth, and accelerated revenue producer hiring. The efficiency ratio-TE was 56.6% in third quarter 2026, while the adjusted tangible efficiency ratio was 48.9%.
•Credit performance remained strong. The non-performing asset ratio was flat at 0.50% for the quarter compared to the prior quarter. The third quarter 2026 net charge-off ratio was 0.23%, which was in line with expectations and compares to 0.22% in the second quarter. Provision for credit losses was $86 million in third quarter 2026. The allowance for credit losses ratio (to loans) was 1.19%, while the allowance for credit losses coverage of non-performing loans was 245.78%. The change in the allowance quarter-over-quarter was driven largely by a more adverse macroeconomic outlook and continued loan growth.
•The preliminary Common Equity Tier 1 (CET1) ratio ended third quarter 2026 at 10.01%, up from 9.93% in the second quarter.

Third Quarter 2026 Summary

	Reported			Adjusted
(dollars in millions)	3Q26	2Q26	3Q25	3Q26	2Q26	3Q25
Net income available to common shareholders	$364	$313	$169	$409	$379	$175
Diluted earnings per share	2.40	2.07	2.19	2.69	2.50	2.27
Total revenue	1,312	1,203	544	1,318	1,238	559
Total loans	89,808	88,076	37,933	NA	NA	NA
Total deposits	103,036	100,898	45,732	NA	NA	NA
Return on avg assets(1)	1.18%	1.06%	1.24%	1.32%	1.27%	1.29%
Return on avg common equity(1)	10.28	9.01	10.33	11.50	10.90	10.68
Return on avg tangible common equity(1)	16.54	14.89	14.58	18.34	17.70	15.07
Net interest margin(2)	3.40	3.44	3.26	NA	NA	NA
Efficiency ratio-TE(2)(3)	56.6	59.4	54.1	48.9	49.8	52.5
NCO ratio-QTD	0.23	0.22	0.18	NA	NA	NA
NPA ratio	0.50	0.50	0.41	NA	NA	NA
CET1 ratio(4)	10.01	9.93	10.83	NA	NA	NA
(1) Annualized
(2) Taxable equivalent
(3) Adjusted tangible efficiency ratio
(4) Current period ratio preliminary
NA - not applicable
Balance Sheet

Loans*

(dollars in millions)	3Q26	2Q26	Linked Quarter Change	Linked Quarter % Change
Commercial & industrial	$52,063	$51,115	$948	2%
Commercial real estate	24,037	23,595	442	2
Consumer	13,708	13,366	342	3
Total loans	$89,808	$88,076	$1,732	2%

*Amounts may not total due to rounding.

Deposits*

(dollars in millions)	3Q26	2Q26	Linked Quarter Change	Linked Quarter % Change	3Q25	Year/Year Change	Year/Year % Change
Non-interest-bearing DDA	$20,912	$20,657	$255	1%	$8,958	$11,954	133%
Interest-bearing DDA	29,728	28,708	1,020	4	15,032	14,696	98
Money market	36,961	36,343	618	2	16,301	20,660	127
Savings	1,781	1,784	(3)	—	797	984	123
Time deposits	13,654	13,406	248	2	4,644	9,010	194
Total deposits	$103,036	$100,898	$2,138	2%	$45,732	$57,304	125%

*Amounts may not total due to rounding and prior periods' consolidated financial statements are reclassified whenever necessary to conform to the current periods' presentation.

Income Statement Summary**

(in millions, except per share data, share count in thousands)	3Q26	2Q26	Linked Quarter Change	Linked Quarter % Change	3Q25	Year/Year Change	Year/Year % Change
Net interest income	$986	$956	$30	3%	$397	$589	148%
Non-interest revenue	326	247	79	32	147	179	122
Non-interest expense	749	721	28	4	303	446	147
Provision for (reversal of) credit losses	86	63	23	36	32	54	168
Income before taxes	$477	$419	$58	14	$209	$269	129
Income tax expense (benefit)	98	91	7	7	36	62	168
Net income	379	328	51	16	173	206	119
Less: Preferred stock dividends	15	15	—	—	4	11	292
Net income available to common shareholders	$364	$313	$51	16%	$169	$195	116%
Weighted average common shares outstanding, diluted	151,718	151,468	250	—%	77,310	74,408	96%
Diluted earnings per share	$2.40	$2.07	$0.33	16	$2.19	$0.21	10
Adjusted diluted earnings per share	2.69	2.50	0.19	8	2.27	0.42	19
Effective tax rate	20.5%	21.7%			17.2%
**    Amounts may not total due to rounding and changes are calculated using unrounded amounts and may differ from calculations based on rounded figures. Additionally, prior periods' consolidated financial statements are reclassified whenever necessary to conform to the current periods' presentation.

Third Quarter 2026 Earnings Webcast and Conference Call
Pinnacle will host a conference call and webcast to discuss third quarter 2026 earnings results with an accompanying slide presentation at 8 a.m. ET on Oct. 22, 2026. Shareholders and other interested parties may listen to this conference call via simultaneous internet broadcast at investors.pnfp.com/events-presentations. Participants may also access the conference call at 888-506-0062 using the code 461090. The replay will be archived for at least 12 months and will be available approximately one hour after the call.

Pinnacle Financial Partners, Inc. (“Pinnacle”) is a $130.7 billion asset regional bank which provides a full range of banking, investment, trust, mortgage and insurance products and services for commercial and consumer clients who want a comprehensive relationship with their financial institution. The firm joined forces with Synovus on Jan. 1, 2026, bringing together more than 160 years of combined banking service. Pinnacle is the largest bank headquartered in Tennessee and the largest bank holding company headquartered in Georgia. The firm is No. 1 in deposit market share in the Nashville MSA and No. 4 in the Atlanta MSA with offices in Tennessee, Georgia, Florida, North Carolina, South Carolina, Alabama, Kentucky, Virginia and Maryland (as of June 30, 2026, according to FDIC data).

Pinnacle is an employer of choice for financial services professionals. The firm is No. 12 in FORTUNE magazine’s 2026 list of 100 Best Companies to Work For® in the U.S., its tenth consecutive appearance. Pinnacle was also recognized by American Banker as No. 4 among America’s Best Banks to Work For in 2025, its 13th consecutive year on the list, and No. 1 among banks with more than $10 billion in assets.

Forward-Looking Statements
This press release and certain of our other filings with the Securities and Exchange Commission contain statements that constitute “forward-looking statements” within the meaning of, and subject to the protections of, Section 27A of the Securities Act of 1933, as amended, and Section 21E of the Securities Exchange Act of 1934, as amended. All statements other than statements of historical fact are forward-looking statements. You can identify these forward-looking statements through Pinnacle’s use of words such as “believes,” “anticipates,” “expects,” “may,” “will,” “assumes,” “should,” “predicts,” “could,” “would,” “intends,” “targets,” “estimates,” “projects,” “plans,” “potential” and other similar words and expressions of the future or otherwise regarding the outlook for Pinnacle’s future business and financial performance and/or the performance of the banking industry and economy in general. These forward-looking statements include, among others, our expectations regarding the anticipated benefits and risks related to the recently-completed business combination with Synovus Financial Corp., our future operating and financial performance; expectations on our intended strategies, initiatives, and other operational and execution goals; expectations on credit quality and performance; and the assumptions underlying our expectations. Prospective investors are cautioned that any such forward-looking statements are not guarantees of future performance and involve known and unknown risks and uncertainties which may cause the actual results, performance or achievements of Pinnacle to be materially different from the future results, performance or achievements expressed or implied by such forward-looking statements. Forward-looking statements are based on the information known to, and current beliefs and expectations of, Pinnacle’s management and are subject to significant risks and uncertainties. Actual results may differ materially from those contemplated by such forward-looking statements. A number of factors could cause actual results to differ materially from those contemplated by the forward-looking statements in this press release. Many of these factors are beyond Pinnacle’s ability to control or predict.
These forward-looking statements are based upon information presently known to management and are inherently subjective, uncertain and subject to change due to any number of risks and uncertainties, including, without limitation, the risks and other factors set forth in Pinnacle's filings with the Securities and Exchange Commission, including its Annual Report on Form 10-K for the year ended December 31, 2025, under the captions “Cautionary Notice Regarding Forward-Looking Statements” and “Risk Factors” and in Pinnacle's quarterly reports on Form 10-Q, current reports on Form 8-K and other filings and reports filed with the Securities and Exchange Commission. We believe these forward-looking statements are reasonable; however, undue reliance should not be placed on any forward-looking statements, which are based on current expectations and speak only as of the date that they are made. We do not assume any obligation to update any forward-looking statements as a result of new information, future developments or otherwise, except as otherwise may be required by law.

PINNACLE FINANCIAL PARTNERS, INC. AND SUBSIDIARIES

CONDENSED CONSOLIDATED STATEMENTS OF INCOME – UNAUDITED
INCOME STATEMENT DATA

	Nine Months Ended September 30,

(In millions, except per share data, share count in thousands)	2026	2025	'26 vs '25
			% Change

Interest income	$4,721	$2,086	126%
Interest expense	1,846	943	96

Net interest income	2,875	1,143	152
Provision for (reversal of) credit losses	224	73	207

Net interest income after provision for credit losses	2,651	1,070	148

Non-interest revenue:
Core banking fees	280	98	186
Wealth management revenue	257	103	149
Income from equity method investment	103	87	19
Capital markets income	53	11	408
Income from bank-owned life insurance	60	35	69
Investment securities gains (losses), net	(27)	(13)	(114)
Total loan sales and servicing	27	17	58
Other non-interest revenue	104	31	238

Total non-interest revenue	857	369	132

Non-interest expense:
Salaries and other personnel expense	1,172	537	118
Net occupancy, equipment, and software expense	300	131	128
Amortization of intangibles	140	4	nm
FDIC insurance and other regulatory fees	63	30	112
Merger-related expense	382	8	nm
Other operating expenses	366	154	138

Total non-interest expense	2,423	864	180

Income before income taxes	1,085	575	89
Income tax expense	228	102	123

Net income	857	473	81

Less: Preferred stock dividends	45	12	259

Net income available to common shareholders	$812	$461	76%

Net income per common share, basic	$5.38	$6.00	(10)%

Net income per common share, diluted	5.36	5.96	(10)

Cash dividends declared per common share	1.50	0.72	108

Return on average assets *	0.92%	1.17%	(25)	bps
Return on average common equity *	7.79	9.63	nm

Weighted average common shares outstanding, basic	151,072	76,841	97%
Weighted average common shares outstanding, diluted	151,553	77,243	96

nm - not meaningful
bps - basis points
* - ratios are annualized
Amounts may not total due to rounding and percentage changes are calculated using unrounded amounts and may differ from calculations based on rounded figures.
Prior periods' consolidated financial statements are reclassified whenever necessary to conform to the current periods' presentation.

PINNACLE FINANCIAL PARTNERS, INC. AND SUBSIDIARIES

CONDENSED CONSOLIDATED STATEMENTS OF INCOME – UNAUDITED
INCOME STATEMENT DATA

	2026		2025	Third Quarter

(In millions, except per share data, share count in thousands)	Third Quarter	Second Quarter	Third Quarter	'26 vs '25
				% Change

Interest income	$1,639	$1,568	$722	127%
Interest expense	653	612	325	101

Net interest income	986	956	397	148
Provision for (reversal of) credit losses	86	63	32	168

Net interest income after provision for credit losses	900	893	365	147

Non-interest revenue:
Core banking fees	96	93	34	185
Wealth management revenue	88	85	38	130
Income from equity method investment	48	24	41	19
Capital markets income	17	18	4	300
Total loan sales and servicing	8	9	5	39
Income from bank-owned life insurance	21	19	12	69
Investment securities gains (losses), net	(1)	(29)	—	nm
Other non-interest revenue	49	28	13	277

Total non-interest revenue	326	247	147	122

Non-interest expense:
Salaries and other personnel expense	398	378	185	115
Net occupancy, equipment, and software expense	101	102	45	124
Amortization of intangibles	46	46	2	nm
FDIC insurance and other regulatory fees	20	20	11	76
Merger-related expense	56	51	8	nm
Other operating expenses	128	124	52	146

Total non-interest expense	749	721	303	147

Income before income taxes	477	419	209	129
Income tax expense	98	91	36	168

Net income	379	328	173	119

Less: Preferred stock dividends	15	15	4	292

Net income available to common shareholders	$364	$313	$169	116%

Per share information:
Net income per common share, basic	$2.41	$2.07	$2.20	10%

Net income per common share, diluted	2.40	2.07	2.19	10

Cash dividends declared per common share	0.50	0.50	0.24	108

Return on average assets *	1.18%	1.06%	1.24%	(6) bps
Return on average common equity *	10.28	9.01	10.33	(5) bps

Weighted average common shares outstanding, basic	151,113	151,104	76,904	96%
Weighted average common shares outstanding, diluted	151,718	151,468	77,310	96

nm - not meaningful
bps - basis points
* - ratios are annualized
Amounts may not total due to rounding and percentage changes are calculated using unrounded amounts and may differ from calculations based on rounded figures.
Prior periods' consolidated financial statements are reclassified whenever necessary to conform to the current periods' presentation.

PINNACLE FINANCIAL PARTNERS, INC. AND SUBSIDIARIES
CONDENSED CONSOLIDATED BALANCE SHEETS – UNAUDITED

	September 30, 2026	December 31, 2025	September 30, 2025
(In millions)

ASSETS
Cash and due from banks	$545	$359	$303
Federal funds sold, securities purchased under resale agreements, and interest earning deposits with banks	6,676	3,206	2,962
Cash, cash equivalents, and restricted cash	7,221	3,565	3,265

Investment securities held to maturity, net	2,380	2,591	2,645
Investment securities available for sale	18,190	6,567	6,412
Loans held for sale (includes $28 million at fair value as of Sep 30, 2026)	686	97	175

Loans, net of deferred fees and costs	89,808	39,154	37,933
Allowance for loan losses	(986)	(442)	(434)
Loans, net	88,822	38,712	37,499

Premises, equipment, and software, net	895	352	350
Cash surrender value of bank-owned life insurance	2,218	1,223	1,211
Goodwill	3,484	1,849	1,849
Core deposits and other intangible assets, net	999	30	18
Other assets	5,790	2,720	2,540
Total assets	$130,685	$57,706	$55,964

LIABILITIES AND EQUITY
Liabilities:
Deposits:
Non-interest-bearing deposits	$20,912	$9,051	$8,958
Interest-bearing deposits	82,124	38,350	36,774

Total deposits	103,036	47,401	45,732

Federal funds purchased and securities sold under repurchase agreements	586	316	326
FHLB advances and other borrowings	9,985	2,205	2,203
Other liabilities	2,468	740	847
Total liabilities	116,075	50,662	49,108

Equity:
Shareholders' equity:
Preferred stock — no par value per share, liquidation preference 225 million non-cumulative perpetual preferred stock
Authorized — 110 million shares at Sep 30, 2026 and 10 million shares at both Dec 31, 2025 and Sep 30, 2025
Issued and outstanding — 22 million shares at Sep 30, 2026, and 225,000 shares at both Dec 31, 2025 and Sep 30, 2025	781	217	217
Common stock — $1.00 par value
Authorized — 360 million shares at Sep 30, 2026 and 180 million shares authorized at both Dec 31, 2025 and Sep 30, 2025
Issued and outstanding — 151 million shares at Sep 30, 2026 and 78 million shares at both Dec 31, 2025 and Sep 30, 2025	151	78	78
Additional paid-in capital	10,138	3,144	3,141
Accumulated other comprehensive income (loss), net	(771)	(123)	(160)
Retained earnings	4,311	3,728	3,580
Total equity	14,610	7,044	6,856
Total liabilities and equity	$130,685	$57,706	$55,964

Amounts may not total due to rounding. Prior periods' consolidated financial statements are reclassified whenever necessary to conform to the current periods' presentation.

PINNACLE FINANCIAL PARTNERS, INC. AND SUBSIDIARIES
AVERAGE BALANCES, INTEREST, AND YIELDS/RATES
(Unaudited)
	Third Quarter 2026			Third Quarter 2025
(Dollars in millions)	Average Balance	Interest	Yield/ Rate	Average Balance	Interest	Yield/ Rate
Assets
Interest earning assets:
Loans, net of deferred fees and costs(1)(2)	$88,652	$1,366	6.12%	$37,693	$599	6.29%
Tax-exempt securities(2)(3)	2,108	19	3.79	3,348	33	3.92
Taxable securities(3)	19,310	209	4.33	5,678	67	4.69
Interest-earning deposits with banks	4,780	43	3.57	3,021	33	4.35
Federal funds sold and securities purchased under resale agreements	88	1	3.98	83	2	9.35
Other earning assets(4)	1,229	10	3.16	256	3	4.97
Total interest earning assets	116,167	1,648	5.63	50,079	737	5.83

Goodwill	3,487			1,849
Core deposits and other intangible assets, net	1,019			19
Other assets(5)	6,831			3,267
Total assets	$127,504			$55,214
Liabilities and Equity
Interest-bearing liabilities:
Interest-bearing demand deposits	$29,252	$184	2.50%	$14,612	$119	3.23%
Money market accounts	36,904	259	2.78	16,404	128	3.10
Savings deposits	1,791	1	0.33	798	1	0.56
Time deposits	13,434	117	3.45	4,792	46	3.78
Total interest-bearing deposits	81,381	561	2.74	36,606	294	3.19
Federal funds purchased and securities sold under repurchase agreements	351	2	1.71	287	2	1.96
FHLB advances and other borrowings	7,633	90	4.73	2,208	29	5.19
Total interest-bearing liabilities	89,365	653	2.90	39,101	325	3.29
Non-interest-bearing demand deposits	20,949			8,873
Other liabilities	2,319			518
Total equity	14,871			6,722
Total liabilities and equity	$127,504			$55,214
Net interest income and net interest margin, taxable equivalent (2)(6)		$995	3.40%		$412	3.26%
Less: taxable-equivalent adjustment		9			15
Net interest income		$986			$397

(1)Average loans are shown net of unearned income. NPLs are included. Interest income includes fees as follows: Third Quarter 2026 — $19 million, and Third Quarter 2025 — $11 million.
(2)Reflects taxable-equivalent adjustments, using the statutory federal tax rate of 21%, in adjusting interest on tax-exempt loans and securities to a taxable-equivalent basis.
(3)Securities are included on an amortized cost basis with yield and net interest margin calculated accordingly.
(4)Includes loans held for sale, trading account assets, and FHLB and Federal Reserve Bank Stock.
(5)As a result of the merger, during the first quarter 2026, certain immaterial changes were made to integrate the presentation of the legacy banks' yield on investment securities, which included presenting average unrealized losses on investment securities available for sale of $(408) million as a component of other assets for the Third Quarter 2026.
(6)The net interest margin is calculated by dividing annualized net interest income-taxable equivalent (TE) by average total interest earning assets.
Amounts may not total due to rounding and yield/rates are calculated using unrounded amounts and may differ from calculations based on rounded figures.

PINNACLE FINANCIAL PARTNERS, INC. AND SUBSIDIARIES
AVERAGE BALANCES, INTEREST, AND YIELDS/RATES
(Unaudited)
	Nine Months Ended September 30,
	2026			2025
(Dollars in millions)	Average Balance	Interest	Yield/ Rate	Average Balance	Interest	Yield/ Rate
Assets
Interest earning assets:
Loans, net of deferred fees and costs(1)(2)	$86,268	$3,950	6.12%	$36,907	$1,733	6.27%
Tax-exempt securities(2)(3)	2,658	78	3.96	3,319	95	3.85
Taxable securities(3)	17,636	567	4.28	5,580	196	4.70
Interest-earning deposits with banks	4,991	131	3.52	2,732	88	4.33
Federal funds sold and securities purchased under resale agreements	121	5	5.24	73	6	10.45
Other earning assets(4)	948	25	3.54	254	9	5.07
Total interest earning assets	112,622	$4,756	5.65%	48,865	$2,127	5.82%

Goodwill	3,522			1,849
Core deposits and other intangible assets, net	1,055			20
Other assets(5)	7,142			3,131
Total assets	$124,341			$53,865
Liabilities and Equity
Interest-bearing liabilities:
Interest-bearing demand deposits	$29,756	$558	2.51%	$14,324	$345	3.23%
Money market accounts	34,905	702	2.69	15,993	370	3.09
Savings deposits	1,810	5	0.36	798	3	0.48
Time deposits	13,488	351	3.48	4,613	134	3.88
Total interest-bearing deposits	79,959	1,616	2.70	35,728	852	3.19
Federal funds purchased and securities sold under repurchase agreements	346	4	1.57	258	4	1.90
FHLB advances and other borrowings	6,298	226	4.81	2,260	87	5.18
Total interest-bearing liabilities	86,603	1,846	2.85	38,246	943	3.30
Non-interest-bearing demand deposits	20,638			8,525
Other liabilities	2,372			480
Total equity	14,728			6,614
Total liabilities and equity	$124,341			$53,865
Net interest income and net interest margin, taxable equivalent (2)(6)		$2,910	3.45%		$1,184	3.24%
Less: taxable-equivalent adjustment		35			41
Net interest income		$2,875			$1,143

(1)Average loans are shown net of unearned income. NPLs are included. Interest income includes fees as follows: 2026 — $56 million and 2025 — $31 million.
(2)Reflects taxable-equivalent adjustments, using the statutory federal tax rate of 21%, in adjusting interest on tax-exempt loans and securities to a taxable-equivalent basis.
(3)Securities are included on an amortized cost basis with yield and net interest margin calculated accordingly.
(4)Includes loans held for sale, trading account assets, and FHLB and Federal Reserve Bank Stock.
(5)As a result of the merger, during the first quarter 2026, certain immaterial changes were made to integrate the presentation of the legacy banks' yield on investment securities, which included presenting average unrealized losses on investment securities available for sale of $(258) million as a component of other assets during 2026.
(6)The net interest margin is calculated by dividing annualized net interest income-taxable equivalent (TE) by average total interest earning assets.
Amounts may not total due to rounding and yield/rates are calculated using unrounded amounts and may differ from calculations based on rounded figures.

PINNACLE FINANCIAL PARTNERS, INC. AND SUBSIDIARIES
LOANS OUTSTANDING BY TYPE
(Unaudited)	Total Loans	Total Loans	Linked Quarter
(Dollars in millions)

Loan Type	September 30, 2026	June 30, 2026	% Change
Commercial, Financial, and Agricultural	$37,456	$36,676	2%
Owner-Occupied	14,607	14,439	1
Total Commercial & Industrial	52,063	51,115	2
Multi-Family	6,433	6,592	(2)
Hotels	2,487	2,528	(2)
Office Buildings	2,565	2,684	(4)
Retail	3,861	3,658	6
Warehouse/Industrial	3,402	3,294	3
Other Investment Property	2,316	1,991	16
Total Investment Properties	21,064	20,747	2
1-4 Family Construction	817	772	6
1-4 Family Investment Mortgage	1,178	1,145	3
Total 1-4 Family Properties	1,995	1,917	4
Commercial Development	292	271	8
Residential Development	258	255	1
Land Acquisition	428	405	6
Land and Development	978	931	5
Total Commercial Real Estate	24,037	23,595	2
Consumer Mortgages	8,701	8,459	3
Home Equity	3,001	3,002	—
Credit Cards	252	236	7
Other Consumer Loans	1,754	1,669	5
Total Consumer	13,708	13,366	3
Total	$89,808	$88,076	2%

NON-PERFORMING LOANS COMPOSITION
(Unaudited)	Total Non-performing Loans	Total Non-performing Loans	Linked Quarter
(Dollars in millions)

Loan Type	September 30, 2026	June 30, 2026	% Change
Commercial, Financial, and Agricultural	$162	$138	17%
Owner-Occupied	48	69	(30)
Total Commercial & Industrial	210	207	1
Multi-Family	27	35	(23)
Office Buildings	38	35	9
Shopping Centers	—	2	(100)
Warehouses	2	—	nm
Other Investment Property	55	50	10
Total Investment Properties	122	122	—
1-4 Family Construction	—	1	(100)
1-4 Family Investment Mortgage	4	1	300
Total 1-4 Family Properties	4	2	100
Land and Development	—	—	nm
Total Commercial Real Estate	126	124	2
Consumer Mortgages	72	64	13
Home Equity	19	16	19
Other Consumer Loans	6	4	50
Total Consumer	97	84	15
Total	$433	$415	4%
nm - not meaningful
Amounts may not total due to rounding.
Prior periods' consolidated financial statements are reclassified whenever necessary to conform to the current periods' presentation.

PINNACLE FINANCIAL PARTNERS, INC. AND SUBSIDIARIES

CREDIT QUALITY DATA
(Unaudited)
(Dollars in millions)	2026		2025	Third Quarter

	Third	Second	Third	'26 vs '25
	Quarter	Quarter	Quarter	% Change

Non-performing Loans (NPLs)	$433	$415	$150	189%
Other Real Estate and Other Assets	17	29	5	240

Non-performing Assets (NPAs)	450	444	155	190

Allowance for Loan Losses (ALL)	986	956	434	127
Reserve for Unfunded Commitments	79	73	16	394

Allowance for Credit Losses (ACL)	1,065	1,029	450	137

Net Charge-Offs - Quarter	50	48	17
Net Charge-Offs - YTD	147	97	50
Net Charge-Offs / Average Loans - Quarter (1)	0.23%	0.22	0.18
Net Charge-Offs / Average Loans - YTD (1)	0.23	0.23	0.18
NPLs / Loans	0.48	0.47	0.39
NPAs / Loans, ORE and specific other assets	0.50	0.50	0.41
ACL/Loans	1.19	1.17	1.19
ALL/Loans	1.10	1.09	1.15

ACL/NPLs	245.78	248.18	301.03
ALL/NPLs	227.43	230.52	290.25

Past Due Loans over 90 days and Still Accruing	$8	$9	$3	167
As a Percentage of Loans Outstanding	0.01%	0.01%	0.01%

Total Past Due Loans and Still Accruing	$130	$127	$65	100
As a Percentage of Loans Outstanding	0.14%	0.14%	0.17%

(1) Ratio is annualized.
Amounts may not total due to rounding.

SELECTED CAPITAL INFORMATION (1)
(Unaudited)
(Dollars in millions)
	September 30, 2026	December 31, 2025

Common Equity Tier 1 Capital Ratio	10.01%	10.88%
Tier 1 Capital Ratio	10.77	11.34
Total Risk-Based Capital Ratio	12.22	12.97
Tier 1 Leverage Ratio	8.98	9.57
Total Equity as a Percentage of Total Assets	11.18	12.21
Tangible Common Equity Ratio (2)	7.41	8.86
Book Value Per Common Share (3)	$91.52	$87.90
Tangible Book Value Per Common Share (4)	$61.86	$63.71

(1) Current quarter regulatory capital information is preliminary.
(2) See "Non-GAAP Financial Measures" for applicable reconciliation.
(3) Book Value Per Common Share consists of Total Equity less Preferred Stock divided by total common shares outstanding.
(4) Tangible Book Value Per Common Share consists of Total Equity less Preferred Stock and less the carrying value of goodwill and other intangible assets divided by total common shares outstanding.

Non-GAAP Financial Measures

The measures entitled adjusted non-interest revenue; adjusted non-interest expense; adjusted revenue taxable equivalent (TE); adjusted tangible efficiency ratio; adjusted pre-provision net revenue (PPNR); adjusted return on average assets; adjusted net income available to common shareholders; adjusted diluted earnings per share; adjusted return on average common equity; return on average tangible common equity; adjusted return on average tangible common equity; tangible common equity ratio; and tangible book value per common share are not measures recognized under GAAP and therefore are considered non-GAAP financial measures. The most comparable GAAP measures to these measures are total non-interest revenue; total non-interest expense; total revenue; efficiency ratio-TE; PPNR; return on average assets; net income available to common shareholders; diluted earnings per share; return on average common equity; the ratio of total shareholders' equity to total assets and book value per common share, respectively.

Management believes that these non-GAAP financial measures provide meaningful additional information about Pinnacle to assist management and investors in evaluating its operating results, financial strength, the performance of its business, and the strength of its capital position. However, these non-GAAP financial measures have inherent limitations as analytical tools and should not be considered in isolation or as a substitute for analyses of operating results or capital position as reported under GAAP. The non-GAAP financial measures should be considered as additional views of the way our financial measures are affected by significant items and other factors, and since they are not required to be uniformly applied, they may not be comparable to other similarly titled measures at other companies. Adjusted non-interest revenue and adjusted revenue (TE) are measures used by management to evaluate non-interest revenue exclusive of net investment securities gains (losses), fair value adjustments on non-qualified deferred compensation and other items not indicative of ongoing operations that could impact period-to-period comparisons. Adjusted non-interest expense and the adjusted tangible efficiency ratio are measures utilized by management to measure the success of expense management initiatives focused on reducing recurring controllable operating costs. Adjusted net income available to common shareholders, adjusted net income per common share, diluted, adjusted return on average assets and adjusted return on average common equity are measures used by management to evaluate operating results exclusive of items that are not indicative of ongoing operations and impact period-to-period comparisons. Adjusted PPNR is used by management to evaluate PPNR exclusive of items that management believes are not indicative of ongoing operations and impact period-to-period comparisons. Return on average tangible common equity and adjusted return on average tangible common equity are measures used by management to compare Pinnacle’s performance with other financial institutions because it calculates the return available to common shareholders without the impact of intangible assets and their related amortization, thereby allowing management to evaluate the performance of the business consistently. The tangible common equity ratio is used by stakeholders to assess our capital position. Tangible book value per common share is used by stakeholders to assess our financial stability and value. The computations of these measures are set forth in the tables below.

Reconciliation of Non-GAAP Financial Measures

(dollars in millions)	3Q26	2Q26	3Q25

Adjusted non-interest revenue
Total non-interest revenue	$326	$247	$147
Investment securities (gains) losses, net	1	29	—
Gain on disposition of investment	(4)	—	—
Fair value adjustment on non-qualified deferred compensation	—	(6)	—
Adjusted non-interest revenue	$323	$270	$147

Adjusted non-interest expense
Total non-interest expense	$749	$721	$303
Merger-related expense	(56)	(51)	(8)
Valuation adjustment to Visa derivative	(3)	(2)	—
Fair value adjustment on non-qualified deferred compensation	—	(6)	—
Adjusted non-interest expense	$690	$662	$295

Reconciliation of Non-GAAP Financial Measures, continued

(dollars in millions)	3Q26	2Q26	3Q25
Adjusted revenue (TE) and tangible efficiency ratio
Adjusted non-interest expense	$690	$662	$295
Amortization of intangibles	(46)	(46)	(2)
Adjusted tangible non-interest expense	$644	$616	$293

Net interest income	$986	$956	$397
Tax equivalent adjustment	9	12	15
Net interest income (TE)	995	968	412

Net interest income	$986	$956	$397
Total non-interest revenue	326	247	147
Total revenue	$1,312	$1,203	$544
Tax equivalent adjustment	9	12	15
Total TE revenue	1,321	1,215	559
Gain on disposition of investment	(4)	—	—
Investment securities losses (gains), net	1	29	—
Fair value adjustment on non-qualified deferred compensation	—	(6)	—
Adjusted revenue (TE)	$1,318	$1,238	$559
Efficiency ratio-TE (1)	56.6%	59.4%	54.1%
Adjusted tangible efficiency ratio (1)	48.9	49.8	52.5

Adjusted pre-provision net revenue
Net interest income	$986	$956	$397
Total non-interest revenue	326	247	147
Total non-interest expense	(749)	(721)	(303)
Pre-provision net revenue (PPNR)	$563	$482	$241

Adjusted revenue (TE)	$1,318	$1,238	$559
Adjusted non-interest expense	(690)	(662)	(295)
Adjusted PPNR	$628	$576	$264

(1) Amounts have been calculated using whole dollar values and amounts may not total due to rounding.

Reconciliation of Non-GAAP Financial Measures, continued

(In millions, except per share data, share count in thousands)	3Q26	2Q26	3Q25
Adjusted return on average assets (annualized)
Net income	$379	$328	$173
Gain on disposition of investment	(4)	—	—
Valuation adjustment to Visa derivative	3	2	—
Investment securities losses (gains), net	1	29	—
Merger-related expense (1)	56	51	8
Tax effect of adjustments (2)	(11)	(16)	(2)
Adjusted net income	$424	$394	$179
Net income annualized (3)	$1,507	$1,316	$687
Adjusted net income annualized (3)	$1,679	$1,580	$710
Total average assets	$127,504	$124,187	$55,214
Return on average assets (annualized) (3)	1.18%	1.06%	1.24%
Adjusted return on average assets (annualized) (3)	1.32	1.27	1.29

Adjusted net income available to common shareholders and adjusted diluted earnings per share
Net income available to common shareholders	$364	$313	$169
Gain on disposition of investment	(4)	—	—
Valuation adjustment to Visa derivative	3	2	—
Investment securities losses (gains), net	1	29	—
Merger-related expense (1)	56	51	8
Tax effect of adjustments (2)	(11)	(16)	(2)
Adjusted net income available to common shareholders	$409	$379	$175
Weighted average common shares outstanding, diluted	151,718	151,468	77,310
Diluted earnings per share (3)	$2.40	$2.07	$2.19
Adjusted diluted earnings per share (3)	2.69	2.50	2.27
(1) A portion of this item was non-taxable.
(2) A blended tax rate of 17.1% for the full fiscal year 2026 was applied to merger-related expense which takes into consideration the deductibility and non-deductibility of certain merger-related expense items for tax purposes and an assumed 24% marginal rate was applied to all other adjusted items for 2026. For 2025 an assumed marginal tax rate of 25% was applied.

(3) Amounts have been calculated using whole dollar values.
Amounts may not total due to rounding

Reconciliation of Non-GAAP Financial Measures, continued

(dollars in millions)	3Q26	2Q26	3Q25
Adjusted return on average common equity, return on average tangible common equity, and adjusted return on average tangible common equity (annualized)
Net income available to common shareholders	$364	$313	$169
Gain on disposition of investment	(4)	—	—
Valuation adjustment to Visa derivative	3	2	—
Investment securities losses (gains), net	1	29	—
Merger-related expense (1)	56	51	8
Tax effect of adjustments (2)	(11)	(16)	(2)
Adjusted net income available to common shareholders	$409	$379	$175

Adjusted net income available to common shareholders annualized (3)	$1,620	$1,520	$695
Amortization of intangibles, tax effected, annualized (2)(3)	137	142	4
Adjusted net income available to common shareholders excluding amortization of intangibles annualized (3)	$1,757	$1,662	$699

Net income available to common shareholders annualized (3)	$1,448	$1,255	$672
Amortization of intangibles, tax effected, annualized (2)	137	142	4
Net income available to common shareholders excluding amortization of intangibles annualized (3)	$1,585	$1,397	$676

Total average shareholders' equity less preferred stock	$14,090	$13,941	$6,505
Average goodwill	(3,487)	(3,479)	(1,849)
Average other intangible assets, net	(1,019)	(1,069)	(19)
Total average tangible shareholders' equity less preferred stock	$9,584	$9,393	$4,637
Return on average common equity (annualized) (3)	10.28%	9.01%	10.33%
Adjusted return on average common equity (annualized) (3)	11.50	10.90	10.68
Return on average tangible common equity (annualized) (3)	16.54	14.89	14.58
Adjusted return on average tangible common equity (annualized) (3)	18.34	17.70	15.07

(1) A portion of this item was non-taxable.
(2) A blended tax rate of 17.1% for the full fiscal year 2026 was applied to merger-related expense which takes into consideration the deductibility and non-deductibility of certain merger-related expense items for tax purposes and an assumed 24% marginal rate was applied to all other adjusted items for 2026. For 2025 an assumed marginal tax rate of 25% was applied.

(3) Amounts have been calculated using whole dollar values.
Amounts may not total due to rounding.

(In millions, except per share data, share count in thousands)	September 30, 2026	December 31, 2025	September 30, 2025

Tangible common equity ratio
Total assets	$130,685	$57,706	$55,964
Goodwill	(3,484)	(1,849)	(1,849)
Core deposits and other intangible assets, net	(999)	(30)	(18)
Tangible assets	$126,202	$55,827	$54,097

Total equity	$14,610	$7,044	$6,856
Goodwill	(3,484)	(1,849)	(1,849)
Core deposits and other intangible assets, net	(999)	(30)	(18)
Preferred Stock, no par value	(781)	(217)	(217)
Tangible common equity	$9,346	$4,948	$4,772
Total equity to total assets ratio (1)	11.18%	12.21%	12.25%
Tangible common equity ratio (1)	7.41	8.86	8.82

Tangible common equity	$9,346	$4,948	$4,772
Common shares outstanding	151,115	77,662	77,558
Book value per common share (1)	$91.52	$87.90	$85.60
Tangible book value per common share (1)	$61.86	$63.71	$61.53

(1) Amounts have been calculated using whole dollar values and may not total due to rounding.